Revenues	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenues
Note 17 - Revenues

Unbilled trade receivable occurs when a right to consideration for the Company’s performance under the customer contract occurs before invoicing to the customer. The amount of unbilled accounts receivable included within trade receivable, net on the Consolidated Balance Sheets, was $10,950 thousand and $7,253 thousand, as of December 31, 2024, and 2023, respectively.

The Company recognizes contract liabilities, or deferred revenues when it receives advance payments from customers before performance obligations have been performed. The balance of deferred revenues approximates the aggregate amount of the transaction price allocated to the unsatisfied performance obligations at the end of reporting period.

The following table presents the significant changes in the deferred revenue balance during the years ended December 31, 2024 and 2023:

	Year ended	Year ended
	December 31,	December 31,
	2024	2023
	$ thousands	$ thousands
Balance, beginning of the period	6,177	14,888
New performance obligations	3,117	9,953
Reclassification to other balance sheet item (*)	(740)	(*) (13,800)
Reclassification to revenue as a result of satisfying performance obligations	(5,981)	(4,864)

Balance, end of the period	2,573	6,177
Less: long-term portion of deferred revenue	-	670

Current portion, end of period	2,573	5,507

(*) Deferred revenue in the amount of $13,800 thousand was reversed against Other non-current assets as a result of a termination of joint development, resulting one-time loss in the amount of $1,199 thousand recorded in the Company’s statement of operation.

The Company elected to apply the optional exemption under ASC 606 paragraph 10-50-14(a) not to disclose the remaining performance obligations that relate to contracts with an original expected duration of one year or less.